SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2001

Motor Club of America
(Exact name of registrant as specified in its charter)

New Jersey	0-671	22-0747730
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

95 Route 17 South
Paramus, New Jersey  07653
(Address of principal executive offices)

Registrant's telephone number, including area code: (201) 291-2000

(Former name or former address, if changed since last report)

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)      Exhibits

                    The following Exhibit is filed as part of this report:

                    99.1-  Motor Club of America Press Release (May 17, 2001).

Item 9 – Regulation FD Disclosure

          On May 17, 2001, the Company issued the press release attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  May 17, 2001

MOTOR CLUB OF AMERICA
By: /s/ Patrick J. Haveron
Patrick J. Haveron,
Executive Vice President ,
Chief Executive Officer,
Chief Financial Officer, and
Chief Accounting Officer